Proposal for profit appropriation	12 Months Ended
Dec. 31, 2023
Aegon Ltd. [member]
Statement [LineItems]
Proposal for profit appropriation
23 Proposal for profit appropriation
Aegon aims to pay a sustainable dividend to allow equity investors to participate in the company’s performance. The Board of Directors will, in the absence of unforeseen circumstances, propose a final dividend for 2023 of EUR 0.16 per common share and EUR 0.004 per common share B at the Annual General Meeting of Shareholders to be held on June 12, 2024. Although not formally required under Aegon’s current bye-laws,
Aegon has decided to make the approval of the 2023 final dividend subject to a binding vote at the June 12, 2024, general meeting. This is because Aegon will be proposing to amend its bye-laws
at that same general meeting to include, amongst other things, a binding vote on the approval of final dividends, as previously announced. If approved, and in combination with the interim dividend of EUR 0.14 per share paid over the first half of 2023, Aegon’s total dividend over 2023 will amount to EUR 0.30 per common share.
If the proposed dividend is approved by shareholders, Aegon’s shares will be quoted ex-dividend
on the New York Stock Exchange on June 14, 2024, and also on Euronext Amsterdam on June 14, 2024. The record date for the dividend will be June 17 2024, and the dividend will be payable from July 8, 2024.

	2023	2022 1)

Final dividend on common shares	280	237

To be deducted from retained earnings	(459)	(806)

Net result attributable to owners of Aegon Ltd.	(179)	(569)

1	Comparatives have been restated due to the initial application of IFRS 9 and IFRS 17. Note 2 to the financial statements includes further details on the changes in accounting policies.